FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: January 10, 2001
(Date of earliest event reported)

Toyota Motor Credit Receivables Corporation on behalf of the Toyota Auto Receivables 2001-A Owner Trust
(Exact name of registrant as specified in its charter)

CALIFORNIA (State or Other Jurisdiction of Incorporation)	333-41568 (Commission File Number)	33-036836 (I.R.S. Employer Identification No.)

19300 Gramercy Place, North Building
Torrance, California 90509
(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 468-7332

ITEM 5.   OTHER EVENTS

             Attached as Exhibit 99.1 to this Current Report is a Term Sheet circulated by Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc., Lehman Brothers Inc., Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc., in connection with the Registrant’s offering of the Class A-2 Notes, the Class A-3 Notes, and the Class A-4 Notes (collectively, the “Offered Notes”). The Offered Notes will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the “Prospectus”) which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”). The offering of the Offered Notes has been registered pursuant to the Act under the Registrant’s Registration Statements on Form S-3 (No. 333-41568) (together, the “Registration Statements”). This Term Sheet will be incorporated by reference in each of the Registration Statements.

             Any statement or information contained in the Term Sheet may be modified or superseded by subsequent similar materials or by statements or information contained in the Prospectus.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

               (a)   Not applicable.

               (b)   Not applicable.

               (c)   Exhibit

                                   Exhibit 99.1                Term Sheet.

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION
	By:	/s/ Lloyd Mistele

Date: January 11, 2001		Name: Lloyd Mistele Title: President

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

99.1	Term Sheet